PIMCO Equity Series (the “Trust”)

Supplement dated December 21, 2017 to the

Prospectus and REALPATH® Blend Funds Prospectus, each dated October 27, 2017,

each as supplemented from time to time (the “Prospectuses”),

and to the Statement of Additional Information dated October 27, 2017,

as supplemented from time to time (the “SAI”)

The Trust’s transfer agent is Boston Financial Data Services, Inc. Effective January 1, 2018, the legal entity name of Boston Financial Data Services, Inc. will change to DST Asset Manager Solutions, Inc. Therefore, effective January 1, 2018:

•	All references in the Prospectuses and SAI to Boston Financial Data Services, Inc. are deleted and replaced with DST Asset Manager Solutions, Inc.

•	All references in the Prospectuses and SAI to BFDS Midwest are deleted and replaced with DST Asset Manager Solutions.

•	All references in the Prospectuses and SAI to piprocess@bfdsmidwest.com are deleted and replaced with piprocess@dstsystems.com.

Beginning January 1, 2018, investors should begin using the updated transfer agent contact information set forth above. However, the existing email address (piprocess@bfdsmidwest.com) will continue to function through March 31, 2019.

If you have any questions regarding these changes, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

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